STOCK OPTION RESERVE	6 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
STOCK OPTION RESERVE

NOTE 15. STOCK OPTION RESERVE

Amended and Restated 2021 Equity Incentive Plan and Grants of Stock Options and Restricted Stock Units

The following table provides the activity for the Company’s stock option reserve for the six months ended September 30, 2025 and 2024 (in thousands):

	Six Months Ended September 30,
	2025	2024
Balance at April 1	$23,530	$23,841
Share-based compensation expense	51	144
Balance at June 30	$23,581	$23,985
Share-based compensation expense	983	141
Balance at September 30	$24,564	$24,126

On August 15, 2024, the Company effected a reverse stock split of its ordinary shares at a ratio of 1-for-20. All share and per share information have been retroactively adjusted to reflect the impact of the reverse stock split unless otherwise noted. See Note 1 “Nature of Operations” and Note 14, “Capital Stock and Reserves” for further discussion on the reverse stock split.

On March 7, 2025, the Board authorized the grant of a total of 160,000 options to purchase ordinary shares at a per share exercise price of $4.45, with a term of 10 years. Vesting will accelerate on a change of control of the Company. The options had a per share fair value of $4.04 and vest as to one-quarter immediately and the balance as to one-third on each March 7, 2026, 2027 and 2028. The grants were made to certain directors, officers and employees. The options were issued under the Company’s 2021 Equity Incentive Plan.

As of September 30, 2025, no shares were reserved for awards previously granted or available for future awards under the Amended and Restated 2021 Equity Incentive Plan.

The changes in the number of stock options issued and outstanding for the six months ended September 30, 2025 and 2024 were as follows:

	Six Months Ended September 30,
	2025	2024
Balance, beginning of period	225,117	90,281
Granted	97,739	–
Expired or forfeited	–	(25,167)
Balance, end of period	322,856	65,114
Exercisable, end of period	322,856	43,723

In January 2024, the company issued 308 shares for the exercise of 470 RSUs net of 162 shares repurchased into treasury to pay for an employee’s payroll taxes. In September 2024, the company issued 882 shares for the exercise of 1,152 RSUs net of 270 shares repurchased into treasury to pay for an employee’s payroll taxes. As of September 30, 2025, there were 5,410 unvested RSUs granted and outstanding of which 4,550 RSUs expire in January 2031 and 860 expire in January 2032.

The following is the weighted average exercise price and the remaining contractual life for outstanding options as of September 30, 2025 and 2024:

	As of September 30,
	2025	2024
	PBI Amended and Restated
	2021 Equity Incentive Plan
Weighted average exercise price	$45.32	205.18
Weighted average remaining contractual life (in years)	8.94	7.39

The vested options can be exercised at any time in accordance with the applicable option agreement. The exercise price was greater than the market price for all options outstanding as of September 30, 2025 and March 31, 2025, except for 160,000 vested options as of September 30, 2025 and 40,000 vested options and 120,000 unvested options as of March 31, 2025.

The Company recorded approximately $1.0 million and $0.1 million of share-based compensation expense with respect to the Amended and Restated 2021 Equity Incentive Plan in the three months ended September 30, 2025 and 2024, respectively. The Company recorded approximately $1.0 million and $0.3 million of share-based compensation expense with respect to the Amended and Restated 2021 Equity Incentive Plan in the six months ended September 30, 2025 and 2024, respectively.